Frank Capital Partners LLC

Frank Value Fund

www.FrankFunds.com
Ph: (440)-922-0066
Toll Free: (800)-869-1679

Third Quarter, 2009

To our fellow shareholders,

The Frank Value Fund ended the third quarter of 2009 with a year-to-date return of 43.68% versus 19.25% for the S&P 500. Please refer to the back of this letter for more detailed performance information.

The stock market continued its rebound in the third quarter, and the Frank Value Fund continued to outperform. Investors are clamoring for shares in companies with the best fundamentals, and the Frank Value Fund is holding all the cards. This focus on fundamentals produced a phenomenal July for the Fund. It is of no coincidence that July is the month where most companies released their second quarter earnings. Very simply, if companies show excellent fundamental performance, they are rewarded handsomely by investors. Each earnings season is further proof of who the quality companies are, and while investors gradually deploy cash from the sidelines, they are careful to purchase these business leaders.

In July and August, the Wall Street Journal again ranked the Frank Value Fund as a category king, placing us 10th out of 800+ funds. Our three category king rankings continue the national recognition that has resulted in expanding the Frank Value Fund significantly. As the Fund grows, we are continuing the transition initiated in 2008 whereby Alfred will resign from the fund to pursue other interests. We wish Alfred the best in his future, and we are excited to continue to execute the strategy our shareholders expect. Furthermore, with an eye on continued expansion, Monique Weiss will become our Director of Marketing and Fund Secretary. Monique is a powerful addition to our team as she has over 18 years of industry experience, including 12 years at Morgan Stanley Investment Management. In addition, we are expanding our board of directors from two independent trustees to four. A proxy will be mailed out shortly to all shareholders to further detail these changes.

We are still finding excellent businesses to reinvest our cash. One such company is Pfizer, a developer, manufacturer, and distributor of prescription drugs. The valuation on Pfizer is extraordinary low, yet the quality of the business is top-notch. While the business is under governmental and generic drug maker pressure, the amount of free cash flow being generated right now more than compensates for outside risks. As long-term investors, Pfizer fits the mold of types of companies we love to hold – businesses that can weather any economic environment yet are trading at pessimistically low prices.

This year we were able to offset our significant gains with some losses from 2008, so there will be no capital gains distribution in December. Although, there will be a small dividend from our accrued dividends and interest income on the year. Overall, we are pleased to deliver gains without the taxable event of a large distribution. Thank you for your investment and we look forward to continue working for you in the future.

Very truly yours,

Brian Frank
Frank Value Fund Portfolio Manager

Time Period	Frank Value Fund	S&P 500 Total Return	FVF Vs. S&P 500
Year-to-date as of 9/30/09	+43.68%	+19.25%	+24.43%
One Year Ended 9/30/2009	+3.41%	-6.92%	+10.33%
Average Annual Return for the Three Years Ended 9/30/2009	+0.48%	-5.43%	+5.91%
Average Annual Return for the Five Years Ended 9/30/09	+4.59%	+1.01%	+3.58%
Average Annual Return Since Inception 7/21/2004 (as of 9/30/2009)	+4.05%	+1.22%	+2.83%
Total Return Since Inception 7/21/2004 (as of 9/30/2009)	+22.91%	+6.50%	+16.41%

The Frank Value Fund paid a dividend of $0.29 on December 20, 2005, a dividend of $0.58 on December 27, 2006, a dividend of $1.41 on December 27, 2007, and a dividend of $0.83 on December 29, 2008. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the Fund at 1-866-706-9790 or visiting our website at www.frankfunds.com. Returns include reinvestment of any dividends and capital gain distributions.

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-866-706-9790. Please read it carefully before you invest or send money.

This publication does not constitute an offer or solicitation of any transaction in any securities. Any recommendation contained herein may not be suitable for all investors.
Information contained in this publication has been obtained from sources we believe to be reliable, but cannot be guaranteed.

The information in this portfolio manager letter represents the opinions of the individual portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the portfolio managers’ views are as of September 30, 2009, and are subject to change without notice.